UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2022

Legacy EJY, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39800	98-1566891
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3240 Hillview Ave Palo Alto, California	94304
(Address of principal executive offices)	(Zip Code)

(888) 463-6569

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	ENJYQ	*
Warrants to purchase common stock	ENJYWQ	*

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

*	The registrant’s common stock and warrants began trading exclusively on the OTC Pink Marketplace on July 11, 2022 under the symbols “ENJYQ” and “ENJWQ”, respectively.

Item 8.01	Other Events.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on June 30, 2022, on June 30, 2022, Legacy EJY, Inc. (f/k/a/ “Enjoy Technology, Inc.”) (the “Company”) and certain of its wholly owned subsidiaries (together with the Company, the “Debtors”) filed voluntary petitions (and the cases commenced thereby, the “Chapter 11 Cases”) under Chapter 11 of Title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption “In re Legacy EJY Inc., et al., Case No. 22-10580 (JKS).”

As previously disclosed in a Current Report on Form 8-K filed with the SEC on September 1, 2022, on August 31, 2022, the Debtors completed a sale of substantially all of their assets conducted under Section 363 of the Bankruptcy Code pursuant to that certain Asset Purchase Agreement, dated as of July 25, 2022, as amended, with Asurion, LLC.

On October 14, 2022, the Debtors filed a proposed Combined Disclosure Statement and Chapter 11 Plan of Liquidation (the “Combined Disclosure Statement and Plan”) describing the anticipated plan of liquidation and the solicitation of votes to approve the same from certain of the Debtors’ creditors with respect to the Chapter 11 Cases. The Combined Disclosure Statement and Plan provides that the holders of equity interest in the Company will receive no recovery and that the Debtors will be dissolved under applicable law upon the closing of the Chapter 11 Cases. The Bankruptcy Court hearing on the Debtors’ motion for an order (a) conditionally approving the Combined Disclosure Statement and Plan for solicitation purposes only, (b) establishing procedures for solicitation and tabulation of votes to accept or reject the Combined Disclosure Statement and Plan, (c) approving the form of ballot and solicitation materials, (d) establishing a voting record date, (e) fixing the date, time and place for the hearing to approve the Combined Disclosure Statement and Plan and deadline for filing objections thereto, and (f) approving the related notice provisions is scheduled for November 1 at 1:00 p.m. (Eastern Time).

Information contained in the Combined Disclosure Statement and Plan is proposed and subject to change, whether as a result of amendments or supplements, third-party actions, or otherwise, and should not be relied upon by any party. A copy of the Combined Disclosure Statement and Plan is furnished as Exhibit 99.1 and is incorporated herein by reference. The above description of the Combined Disclosure Statement and Plan is a summary only and is qualified in its entirety by reference to the full text of the Combined Disclosure Statement and Plan.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Combined Disclosure Statement and Plan. Any solicitation process will be made pursuant to and in accordance with the proposed Combined Disclosure Statement and Plan and applicable law, including orders of the Bankruptcy Court conditionally approving the use of such for solicitation purposes.

Cautionary Notice Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements related to holders expected recovery under the Combined Disclosure Statement and Plan, and the anticipated process for the approval of, and solicitation of votes for, the Combined Disclosure Statement and Plan. The Company’s actual results may differ materially from those anticipated in these forward-looking statements as a result of certain risks and other factors, which include the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the duration of the Chapter 11 Cases and risks associated with third-party motions in the Chapter 11 Cases; risks related to the trading of the Company’s common stock and warrants on the OTC Pink Market, particularly because the Combined Disclosure Statement and Plan states that there will not be sufficient funds or other assets in the Debtors’ estates to allow holders of the Company’s common stock or warrants to receive any distribution of value in respect of their equity interests; risks relating to the Company’s ability to confirm the Plan; the uncertainty as to when or whether the effective date of the Combined Disclosure Statement and Plan will occur; the risk that the Chapter 11 Cases may be converted to cases under chapter 7 of the Bankruptcy Code; as well as other risk factors set forth in the Company’s Combined Disclosure Statement and Plan included as Exhibit 99.1 to this Current Report on Form 8-K and in the Company’s other filings with the SEC. The Company therefore cautions readers against relying on these forward-looking statements. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.

99.1	Debtors’ Combined Disclosure Statement and Chapter 11 Plan of Liquidation.*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Pursuant to Item 601(a)(5) of Regulation S-K, certain schedules (or similar attachments) have been omitted. The Company agrees to furnish supplementally to the SEC a copy of any omitted schedule (or similar attachment) upon request by the SEC. Pursuant to Item 601(a)(6) of Regulation S-K, certain personally identifiable information contained in this document, marked by brackets as [***] has been omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Legacy EJY Inc.
Dated: October 20, 2022

	By:	/s/ Tiffany N. Meriweather
Tiffany N. Meriweather
Chief Legal Officer and Corporate Secretary